Exhibit 99.1

FLOWERS FOODS ANNOUNCES DEPARTURE OF

CHIEF GROWTH OFFICER TERRY THOMAS

THOMASVILLE, Ga., Mar. 30, 2026 – Flowers Foods (NYSE: FLO) today announced that Terry Thomas, chief growth officer, and the company have agreed that he will step down and his role will be dissolved. The chief growth officer position was created in 2023 to accelerate growth capabilities and build new competencies. With those capabilities now established, the company is integrating them into its ongoing business structure. Thomas will continue in his role as the company completes a transition of his responsibilities to other senior leaders.

“Terry has brought tremendous energy, leadership, and experience to our organization,” said Ryals McMullian, chairman and chief executive officer. “Under his leadership, the role of chief growth officer has fulfilled its purpose, advancing growth for our leading brand portfolio through an expanded innovation pipeline, strengthened customer relationships, and new category and revenue management insights and capabilities. We appreciate Terry’s contributions and wish him continued success.”

With the role’s dissolution, Mark Courtney, chief brand officer, will now report directly to McMullian. Courtney, a 43-year company veteran, has served in his role since 2020, with responsibility for managing Flowers’ portfolio, including the Nature’s Own, Dave’s Killer Bread, Canyon Bakehouse, Wonder Bread, Tastykake, and Mrs. Freshley’s brands. In addition to brand strategy, he will assume responsibility for retail customer sales, innovation, and revenue management.

“Mark is a deeply experienced, long-tenured, and highly respected member of our leadership team,” McMullian said. “I have full confidence in his ability to lead our brand and growth efforts as we continue to strengthen Flowers’ position in the marketplace.”

This new structure complements the recently announced changes within Flowers’ operations organization under Heeth Varnedoe, president and chief operating officer, including the appointment of David Roach as chief DSD operations officer and the establishment of a division structure responsible for geographic P&L execution. Together, these moves position Flowers for future growth by pairing a brand led marketing and sales organization with an operational team optimized for execution in market.

About Flowers Foods

Headquartered in Thomasville, Ga., Flowers Foods, Inc. (NYSE: FLO) is one of the largest producers of packaged bakery foods in the United States with 2025 sales of $5.3 billion. Flowers operates bakeries across the country that produce a wide range of bakery products. Among the company’s top brands are Nature’s Own, Dave’s Killer Bread, Canyon Bakehouse, Simple Mills, Wonder, and Tastykake. Learn more at www.flowersfoods.com.

Investor Contact: InvestorRelations@flocorp.com

Media Inquiries: http://flowersfoods.com/contact/

Forward-Looking Statements

Statements contained in this press release and certain other written or oral statements made from time to time by Flowers Foods, Inc. (the “company”, “Flowers Foods”, “Flowers”, “us”, “we”, or “our”) and its representatives that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to current expectations regarding our business and our future financial condition and results of operations and are often identified by the use of words and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would,” “is likely to,” “is expected to” or “will continue,” or the negative of these terms or other comparable terminology. These forward-looking statements are based upon assumptions we believe are reasonable. Forward-looking statements are based on current information and are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. Certain factors that may cause actual results, performance, liquidity, and achievements to differ materially from those projected are discussed in our Annual Report on Form 10-K for the year ended January 3, 2026 (the “Form 10-K”) and may include, but are not limited to, (a) unexpected changes in any of the following: (1) general economic and business conditions; (2) the competitive setting in which we operate, including advertising or promotional strategies by us or our competitors, as well as changes in consumer demand; (3) interest rates and other terms available to us on our borrowings; (4) supply chain conditions and any related impact on energy and raw materials costs and availability and hedging counter-party risks; (5) relationships with or increased costs related to our employees and third-party service providers; (6) laws and regulations (including environmental and health-related issues and the impacts of tariffs, including retaliatory tariffs); and (7) accounting standards or tax rates in the markets in which we operate, (b) the loss or financial instability of any significant customer(s), including as a result of product recalls or safety concerns related to our products, (c) changes in consumer behavior, trends and preferences, including health and whole grain trends and consumer buying habits, the movement toward less expensive store branded products, and the continued reduction of purchases in the fresh packaged bread category, (d) the level of success we achieve in developing and introducing new products and entering new markets, (e) our ability to implement new technology and customer requirements as required, (f) our ability to operate existing, and any new, manufacturing lines according to schedule, (g) our ability to implement and achieve our corporate responsibility goals in accordance with regulatory requirements and the expectations of our stakeholders, suppliers, and customers; (h) our ability to execute our business strategies which may involve, among other things, (1) the ability to realize the intended benefits of completed, planned or contemplated acquisitions, dispositions or joint ventures, such as the acquisition of Simple Mills, (2) the deployment of new systems (e.g., our enterprise resource planning (“ERP”) system), distribution channels and technology, and (3) an enhanced organizational structure (e.g., our sales and supply chain reorganization), (i) consolidation within the baking industry and related industries, (j) changes in pricing, customer and consumer reaction to pricing actions (including decreased volumes), and the pricing environment among competitors within the industry, (k) our ability to adjust pricing to offset, or partially offset, inflationary pressure or tariffs (including retaliatory tariffs) on the cost of our products, including ingredient and packaging costs; (l) disruptions in our direct-store-delivery distribution model, including litigation or an adverse ruling by a court or regulatory or governmental body that could affect the independent contractor classifications of the independent distributor partners (“IDPs”), and changes to our direct-store-delivery distribution model in California, (m) increasing legal complexity and legal proceedings that we are or may become subject to, (n) labor shortages and turnover or increases in employee and employee-related costs, (o) the credit, business, and legal risks associated with IDPs and customers, which operate in the highly competitive retail food and foodservice industries, (p) any business disruptions due to political instability, pandemics, armed hostilities, incidents of terrorism, natural disasters, labor strikes or work stoppages, technological breakdowns, product contamination, product recalls or safety concerns related to our products, or the responses to or repercussions from any of these or similar events or conditions and our ability to insure against such events, (q) the failure of our information technology systems to perform adequately, including any interruptions, intrusions, cyber-attacks or security breaches of such systems or risks associated with the implementation of the upgrade of our ERP system; and (r) the potential impact of climate change on the company, including physical and transition risks, our availability or restriction of resources, higher regulatory and compliance costs, reputational risks, and our availability of capital on attractive terms. The foregoing list of important factors does not include all such factors, nor does it necessarily present them in order of importance. In addition, you should consult other disclosures made by the company (such as in our other filings with the Securities and Exchange Commission (“SEC”) or in company press releases) for other factors that may cause actual results to differ materially from those projected by the company. Refer to Part I, Item 1A., Risk Factors, of our Form 10-K and subsequent filings with the SEC for additional information regarding factors that could affect the company’s results of operations, financial condition and liquidity. We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law. You are advised, however, to consult any further public disclosures by the company (such as in our filings with the SEC or in company press releases) on related subjects.